SIGNIFICANT ACCOUNTING POLICIES	12 Months Ended
Dec. 31, 2024
Accounting Policies [Abstract]
SIGNIFICANT ACCOUNTING POLICIES
NOTE 2:-	SIGNIFICANT ACCOUNTING POLICIES

The consolidated financial statements have been prepared in accordance with generally accepted accounting principles in the United States ("U.S. GAAP"), followed on a consistent basis.

a.	Use of estimates:

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates, judgments and assumptions that affect the amounts reported in the financial statements and accompanying notes. Such management estimates and assumptions are related, but not limited to estimates used in determining values of goodwill and identifiable intangible assets, revenue recognition, allowances for credit losses, inventory write-offs, warranty provision, tax assets and tax positions, legal contingencies, amounts classified as discontinued operations and stock-based compensation costs. The Company bases these estimates on historical and anticipated results, trends and various other assumptions that it believes are reasonable under the circumstances, including assumptions as to future events. Actual results could differ from those estimates.

b.	Foreign Currency:

The Company's management believes that the Canadian Dollar (“CAD”) is the primary currency of the economic environment in which Senstar Technologies Corporation operates. Therefore, the functional currency of Senstar Technologies Corporation is the CAD.

The Company's reporting currency is the U.S. dollar.

ASC 830, "Foreign Currency Matters" sets the standards for translating foreign currency financial statements of consolidated subsidiaries. The first step in the translation process is to identify the functional currency for each entity included in the financial statements. The accounts of each entity are then measured in its functional currency. All transaction gains and losses from the measurement of monetary balance sheet items are reflected in the statement of operations as financial income or expenses, as appropriate.

After the measurement process is complete the financial statements are translated into the reporting currency, which is the U.S. dollar, using the current rate method. Equity accounts are translated using historical exchange rates. All other balance sheet accounts are translated using the exchange rates in effect at the balance sheet date. Statement of operations amounts have been translated using the average exchange rate for the year. The resulting translation adjustments are reported as a component of shareholders' equity in accumulated other comprehensive income (loss).

c.	Principles of consolidation:

The consolidated financial statements include the accounts of Senstar and its subsidiaries. Intercompany transactions and balances including profits from intercompany sales not yet realized outside the Company, have been eliminated upon consolidation.

d.	Cash equivalents:

Cash equivalents are short-term highly liquid investments that are readily convertible into cash with original maturities of three months or less at the date acquired.

e.	Short-term restricted cash and deposits:

Short-term restricted cash and deposits are primarily invested in certificates of deposit that are restricted to withdrawals or use up to one year. Such certificates of deposit are used primarily as collateral for performance.

f.	Short-term and long-term bank deposits:

Short-term bank deposits are deposits with maturities of more than three months and less than one year and are presented at their cost.

A bank deposit with a maturity of more than one year is included in long-term bank deposits and presented at cost.

g.	Inventories:

Inventories are stated at the lower of cost or net realizable value. The Company periodically evaluates the inventory quantities on hand relative to historical and projected sales volumes, current and historical selling prices and contractual obligations to maintain certain levels of parts. Based on these evaluations, inventory write-offs are provided to cover risks arising from slow-moving items, discontinued products, excess inventories, market prices lower than cost and adjusted revenue forecasts.

Cost is determined as follows:

Raw materials, parts and supplies: using the "first-in, first-out" method.

Work in progress and finished products: on the basis of direct manufacturing costs with the addition of allocable indirect cost, representing allocable operating overhead expenses and manufacturing costs.

During the years ended December 31, 2024, 2023 and 2022, the Company recorded inventory write-offs in the amounts of $129, $321 and $47, respectively. Such write-offs were included in cost of revenues.

h.	Property and equipment:

Property and equipment are stated at cost, net of accumulated depreciation. Depreciation is calculated by the straight-line method over the estimated useful lives of the assets at the following annual rates:

%

Buildings	3 - 4
Machinery and equipment	10 - 33 (mainly 10%)
Motor vehicles	15 - 20
Promotional displays	10 - 25
Office furniture and equipment	20 - 33
Leasehold improvements	By the shorter of the term of the lease or the useful life of the assets

i.	Intangible assets:

Intangible assets are comprised of patents, capitalized and acquired technology and customer relations.

Intangible assets are amortized over their useful lives using a method of amortization that reflects the pattern in which the economic benefits of the intangible assets are consumed or otherwise used up, in accordance with ASC 350, "Intangibles - Goodwill and Other." Intangible assets were amortized based on the straight-line method or acceleration method, at the following weighted average annual rates:

%

Patents	10
Technology	12.5 - 26.7
Customer relationships	10.3 - 36.4

j.	Impairment of long-lived assets:

The Company's long-lived assets (assets group) to be held or used, including right of use assets and intangible assets that are subject to amortization, are reviewed for impairment in accordance with ASC 360, "Property, Plant, and Equipment" whenever events or changes in circumstances indicate that the carrying amount of a group of assets may not be recoverable. Recoverability of a group of assets to be held and used is measured by a comparison of the carrying amount of the group to the future undiscounted cash flows expected to be generated by the group. If such group of assets is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds their fair value. During the years ended December 2024, 2023 and 2022, the Company did not record any impairment charges attributable to long-lived assets.

k.	Goodwill:

Goodwill and certain other purchased intangible assets have been recorded as a result of acquisitions. Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired. Goodwill is not amortized, but rather is subject to an impairment test.

ASC No. 350, "Intangible-Goodwill and other" requires goodwill to be tested for impairment at least annually and, in certain circumstances, between annual tests. The accounting guidance gives the option to perform a qualitative assessment to determine whether further impairment testing is necessary. The qualitative assessment considers events and circumstances that might indicate that a reporting unit's fair value is less than its carrying amount. If it is determined, as a result of the qualitative assessment, that it is more likely than not that the fair value of a reporting unit is less than its carrying amount, a quantitative test is performed. Alternatively, ASC No. 350 permits an entity to bypass the qualitative assessment for any reporting unit and proceed directly to performing the quantitative goodwill impairment test.

If the carrying value of a reporting unit exceeds its fair value, the Company recognizes an impairment of goodwill for the amount of this excess. The Company performs an annual impairment test during the fourth quarter of each fiscal year, or more frequently if impairment indicators are present.

The Company operates as one operating segment with a single reporting unit. Therefore, goodwill is tested for impairment at that level.

For the years ended December 31, 2024, 2023 and 2022, no impairment losses were recorded.

l.	Business combinations:

The Company accounts for business combinations in accordance with ASC No. 805, “Business Combinations” using the acquisition method of accounting, which requires, among other things, allocation of the fair value of purchase consideration to the tangible and intangible assets acquired and liabilities assumed at their estimated fair values on the acquisition date. The excess of the fair value of purchase consideration over the values of these identifiable assets and liabilities is recorded as goodwill. When determining the fair value of assets acquired and liabilities assumed, the Company makes estimates and assumptions, especially with respect to intangible assets. The estimates of fair value are based upon assumptions believed to be reasonable, but which are inherently uncertain and unpredictable, and, as a result, actual results may differ from estimates. During the measurement period, not to exceed one year from the date of acquisition, the Company may record adjustments to the assets acquired and liabilities assumed, with a corresponding offset to goodwill if new information is obtained related to facts and circumstances that existed as of the acquisition date. Acquisition-related expenses, such as legal and consulting fees, are expensed as incurred.

m.	Revenue recognition:

The Company recognizes revenues in accordance with ASC No. 606, "Revenue from Contracts with Customers" ("ASC No. 606"). As such, the Company identifies a contract with a customer, identifies the performance obligations in the contract, determines the transaction price, allocates the transaction price to each performance obligation in the contract and recognizes revenues when (or as) the Company satisfies a performance obligation.

The Company generates its revenues mainly from: (1) sales of security products; (2) services and maintenance, which are performed either on a fixed-price basis or as time-and-materials based contracts; and (3) software license fees and related services. The Company's products and services are generally distinct and accounted for as separate performance obligations. Certain arrangements with customers contain multiple distinct performance obligations. For these arrangements, the Company allocates the transaction price to each performance obligation based on its relative stand-alone selling price ("SSP"). The Company generally establishes SSPs based on observable selling prices.

The transaction price is determined based on the consideration to which the Company will be entitled in exchange for transferring goods or services to the customer. The Company usually does not grant a right of return to its customers.

In instances of contracts where revenue recognition differs from the timing of invoicing, the Company generally determined that those contracts do not include a significant financing component. The Company uses the practical expedient and does not assess the existence of a significant financing component when the difference between payment and revenue recognition is a year or less. Revenue is recognized net of any taxes collected from customers which are subsequently remitted to governmental entities (e.g., sales tax and other indirect taxes).  The Company accounts for shipping and handling activities as fulfillment activities. Shipping and handling activities are classified as part of the cost of revenues.

Payment terms are typically up to 90 days, and vary by the type of payer, country of sale and the products or services offered.

Revenue for security products and software licenses are generally recognized at a point in time, when the customer obtains control over the product or license. Revenues for services and maintenance are recognized over time, using the method that best depicts the transfer of services to the customer, as those services are performed or over the term of the contract.

Software related services provide the customer with unspecified software updates, on a when available basis and are recognized ratably over time as these services have a continuance pattern of transfer to the customer during the contract period. Warranties are classified as either an assurance type or a service type warranty. A warranty is considered an assurance type warranty if it provides the customer with assurance that the product will function as intended for a limited period of time. An assurance type warranty is not accounted for as a separate performance obligation under the revenue model.

Remaining performance obligations:

Remaining performance obligations represent the future revenues expected to be recognized on firm orders received by the Company and are equivalent to the Company’s remaining performance obligations at the end of each period for a remaining period of more than a year. The Company's remaining performance obligations as of December 31, 2024 was $2.9 million, out of which the Company expects to recognize approximately 52% as revenue in 2025, with the remainder to be recognized thereafter. The Company does not disclose information about remaining performance obligations that have original expected durations of one year or less.

Deferred revenues and customer advances:

Customers advances are recorded when the Company receives payments from customers before performance obligations have been performed. Deferred revenues are recognized as revenues as (or when) the Company performs the performance obligation under the contract. Deferred revenues and customer advances as of December 31, 2024 and 2023 were $4.2 million and $4.5 million, respectively, and primarily relate to revenues that are recognized over time for service contracts. Approximately $3.7 million out of the balance as of December 31, 2023 was recognized as revenues during the year ended December 31, 2024. Certain prior period amounts have been reclassified in order to conform the current period presentation.

n.	Accounting for stock-based compensation:

The Company accounts for stock-based compensation in accordance with ASC 718, "Compensation-Stock Compensation". ASC 718 requires companies to estimate the fair value of equity-based payment awards on the date of grant using an option-pricing model. The value of the award is recognized as an expense over the requisite service periods in the consolidated statement of comprehensive income.

The Company recognizes compensation expenses for the value of its awards, which have graded vesting, based on the accelerated attribution method over the vesting period. The Company accounts for forfeitures as they occur.

During the years ended December 31, 2024, 2023 and 2022, the Company recognized stock-based compensation expenses related to employee stock options in the amounts of $18, $18 and $93, respectively.

The Company estimates the fair value of stock options granted under ASC 718 using the Binomial model. The Binomial model for option pricing requires a number of assumptions, of which the most significant are the suboptimal exercise factor and expected stock price volatility. The suboptimal exercise factor is estimated using historical option exercise information. The suboptimal exercise factor is the ratio by which the stock price must increase over the exercise price before employees are expected to exercise their stock options. Expected volatility is based upon actual historical stock price movements and was calculated as of the grant dates for different periods, since the Binomial model can be used for different expected volatilities for different periods. The risk-free interest rate is based on the yield from U.S. Treasury zero-coupon bonds with an equivalent term to the contractual term of the options.

The expected term of options granted is derived from the output of the option valuation model and represents the period that options granted are expected to be outstanding. During the year ended December 31, 2023 and 2022 no options were granted.

The following assumptions were used in the Binomial option pricing model for the year ended December 31, 2024 (no options were granted in 2023 and 2022):

2024

Dividend yield	0%
Expected volatility	43.88%-66.99%
Risk-free interest	4.09%-4.24%
Contractual term	6 years
Suboptimal exercise multiple	1.32

o.	Research and development costs:

Research and development costs incurred in the process of developing product improvements or new products, are charged to expenses as incurred.

The Company participates in programs sponsored by the Industrial Research Assistance Program ("IRAP") in Canada. In the years ended December 31, 2024, 2023 and 2022 the Company recognized IRAP funding in the amount of $17, $266 and $89, respectively.

p.	Warranty costs:

The Company generally provides assurance type warranty to its customers for a period of up to 36 months to cover potential manufacturing defects. The Company estimates the costs that may be incurred under its warranty and records a liability in the amount of such costs at the time product revenue is recognized in accordance with ASC 450, "Contingencies." Factors that affect the Company's warranty liability include the number of units, historical and anticipated rates of warranty claims and cost per claim. The Company periodically assesses the adequacy of its recorded warranty liabilities and adjusts the amounts as necessary.

The following table provides the detail of the change in the Company's warranty accrual, which is a component of other accrued liabilities in the consolidated balance sheets as of December 31, 2024 and 2023:

	December 31,
	2024	2023

Warranty provision, beginning of year	$150	$226
Charged to costs and expenses relating to new sales	159	149
Utilization or expiration of warranty	(145)	(225)
Foreign currency translation adjustments	(12)	-

Warranty provision, year end	$152	$150

q.	Net earnings per share:

Basic net earnings per share are computed based on the weighted average number of common shares outstanding during each year. Diluted net earnings per share is computed based on the weighted average number of common shares outstanding during each year, plus dilutive potential common shares considered outstanding during the year, in accordance with ASC 260, "Earnings Per Share."

Certain of the Company's outstanding stock options have been excluded from the calculation of the diluted earnings per share because such options are anti-dilutive.

The total weighted average number of the Company's common shares related to the outstanding options excluded from the calculations of diluted earnings per share was 314,937 shares, 363,499 shares and 554,916 shares for the years ended December 31, 2024, 2023 and 2022, respectively.

r.	Concentrations of credit risk:

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and cash equivalents, short-term and long-term bank deposits, trade receivables, unbilled accounts receivable and long-term trade receivables.

As of December 31, 2024, the Company's cash and cash equivalents and restricted cash and short-term deposits were invested in major Canadian, U.S., Israeli and European banks. The Company is exposed to credit risk in the event of default by the financial institutions to the extent of the amounts recorded on the accompanying consolidated balance sheets exceed insured limits. Generally, these deposits may be redeemed upon demand and therefore, bear low risk.

Trade receivables are recorded when the right to consideration becomes unconditional, and an invoice is issued to the customer. Unbilled receivables include amounts related to the Company’s contractual right to consideration not yet invoiced. Trade receivables of the Company, as well as the unbilled accounts receivable, are primarily derived from sales to large and solid organizations and governmental authorities located mainly in the U.S., Canada, Europe and APAC.

The Company performs ongoing credit evaluations of its customers. An allowance for credit losses is recognized with respect to those amounts that the Company has determined to be doubtful of collection. In certain circumstances, the Company may require letters of credit, other collateral or additional guarantees.

Changes in the Company's allowance for credit losses related to accounts receivables during the years ended December 31, 2024 and 2023 are as follows:

	Year ended December 31,
	2024	2023

Balance at the beginning of the year	$58	$103
Credit losses expenses during the year	56	18
Customer write-offs or collections during the year	(27)	(64)
Exchange rate	(5)	1

	$82	$58

As of December 31, 2024, the Company has no significant off-balance sheet concentrations of credit risk, such as foreign exchange contracts.

s.	Income taxes:

The Company accounts for income taxes in accordance with ASC 740, "Income Taxes." This ASC prescribes the use of the liability method whereby deferred tax assets and liability account balances are determined based on differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. The Company provides a valuation allowance, if necessary, to reduce deferred tax assets to their estimated realizable value.

The Company establishes reserves for uncertain tax positions based on an evaluation of whether the tax position is “more likely than not” to be sustained upon examination. The Company records interest and penalties pertaining to its uncertain tax positions in the financial statements as income tax expense.

t.	Severance pay:

The Company’s Israeli subsidiary has entered into an agreement with its employees implementing Section 14 of the Severance Pay Law and the General Approval of the Labor Minister dated June 30, 1998, issued in accordance with the said Section 14, mandating that upon termination of such employees' employment, all the amounts accrued in their insurance policies will be released to them. The severance pay liabilities and deposits covered by these plans are not reflected in the balance sheet as the severance pay risks have been irrevocably transferred to the severance funds.

On December 31, 2007, the then Chairman of the Company's Board of Directors ("Former Chairman"), retired from his position. His retirement agreement included certain perquisites from the Company for the rest of his life. During 2024 the Company and the Former Chairman agreed on terminating his retirement agreement. As such, as of December 31, 2024, the Company no longer has a liability related to the Former Chairman’s retirement agreement.

u.	Fair value measurements:

ASC 820, "Fair Value Measurement and Disclosure" clarifies that fair value is an exit price, representing the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or a liability.

As a basis for considering such assumptions, ASC 820 establishes a three tier value hierarchy, which prioritizes the inputs used in the valuation methodologies in measuring fair value:

Level 1	-	Observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2	-	Significant other observable inputs based on market data obtained from sources independent of the reporting entity.

Level 3	-	Unobservable inputs which are supported by little or no market activity.

The carrying amounts of cash and cash equivalents, trade receivables, unbilled accounts receivable and trade payables approximate their fair value due to the short-term maturity of such instruments.

v.	Advertising expenses:

Advertising costs are expensed as incurred. Advertising expenses for the years ended December 31, 2024, 2023 and 2022 were $155, $161 and $152, respectively.

w.	Comprehensive income (loss):

The Company accounts for comprehensive income (loss) in accordance with ASC 220, "Comprehensive Income". ASC 220 establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income generally represents all changes in shareholders' equity (deficiency) during the period except those resulting from investments by, or distributions to, shareholders.

The Company has determined that its items of comprehensive income (loss) relate to unrealized gain (loss) from foreign currency translation adjustments.

Changes in the Company's accumulated other comprehensive income (loss), net for the years ended December 31, 2024, 2023 and 2022 are as follows:

	Year ended December 31,
	2024	2023	2022

Balance at the beginning of the year	$24	$(758)	$1,222
Foreign currency translation adjustments	(1,004)	782	(1,980)

Total accumulated other comprehensive income (loss)	$(980)	$24	$(758)

x.	Leases:

In accordance with ASC 842, the Company determines if an arrangement is a lease and the classification of that lease at inception based on: (1) whether the contract involves the use of a distinct identified asset, (2) whether the Company obtains the right to substantially all the economic benefits from the use of the asset throughout the period, and (3) whether the Company has a right to direct the use of the asset. The Company elected to not recognize a lease liability and a right-of-use (“ROU”) asset for leases with a term of twelve months or less.

ROU assets and lease liabilities are recognized at commencement date based on the present value of remaining lease payments over the lease term. ROU assets are initially measured at amounts, which represents the discounted present value of the lease payments over the lease, plus any initial direct costs incurred. The lease liability is initially measured based on the discounted present value of remaining lease payments over the lease term. For this purpose, the Company considers only payments that are fixed and determinable at the time of commencement. The implicit rate within the operating leases is generally not determinable, therefore the Company uses the Incremental Borrowing Rate (“IBR”) based on the information available at commencement date in determining the present value of lease payments. The Company’s IBR is estimated to approximate the interest rate for collateralized borrowing with similar terms and payments and in economic environments where the leased asset is located.

Certain leases include options to extend or terminate the lease. An option to extend the lease is considered in connection with determining the ROU asset and lease liability when it is reasonably certain that the Company will exercise that option. An option to terminate is considered unless it is reasonably certain that the Company will not exercise the option.

y.	Reclassifications

Certain prior period amounts have been reclassified in order to conform the current period presentation. The reclassification had no effect on previously reported consolidated balance sheets, consolidated statements of operations and comprehensive income (loss) and consolidated statements of cash flows.

z.	Impact of recently issued and adopted accounting standards:

Recently issued accounting standards adopted by the Company:

In November 2023, the Financial Accounting Standards Board (“FASB“) issued Accounting Standards Update (“ASU“) 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, requiring public entities to disclose information about their reportable segments’ significant expenses and other segment items on an interim and annual basis. Public entities with a single reportable segment are required to apply the disclosure requirements in ASU 2023-07, as well as all existing segment disclosures and reconciliation requirements in ASC 280 on an interim and annual basis. The Company adopted ASU 2023-07 during the year ended December 31, 2024. See Note 15 Segment Information in the accompanying notes to the consolidated financial statements for further detail.

Recently issued accounting standards not yet adopted by the Company:

In December 2023, the FASB issued ASU 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures, which requires public entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. ASU 2023-09 is effective for fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU 2023-09.

In November 2024, the FASB issued ASU 2024-03, Income Statement-Reporting Comprehensive Income-Expense Disaggregation Disclosures (Subtopic 220-40): Disaggregation of Income Statement Expenses, requiring public entities to disclose additional information about specific expense categories in the notes to the financial statements on an interim and annual basis. ASU 2024-03 is effective for fiscal years beginning after December 15, 2026, and for interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of adopting ASU 2024-03.